PYXIS FUNDS II

Supplement dated September 5, 2012 to

Pyxis Funds II Prospectus dated February 1, 2012, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Shareowner Guide – How to Invest in Pyxis Funds II

How to Buy Shares

Effective immediately, the instructions regarding the “By exchange” method in the chart on page 104 of the Prospectus under “Shareowner Guide – How to Invest in Pyxis Funds II – How to Buy Shares” is amended and restated as follows:

You or your Financial Advisor may acquire shares of a Fund for your account by exchanging shares you own in certain other funds advised by Pyxis for shares of the same class of a Fund, subject to the conditions described in “Exchange of Shares” below. In addition, you or your Financial Advisor may exchange shares of a class of a Fund you own for shares of a different class of the same Fund, subject to the conditions described in “Exchange of Shares” below. To exchange, send written instructions to the applicable Fund, at the address noted below(2) or call 1-877-665-1287.

In addition, the second paragraph on page 105 in the Prospectus under “Shareowner Guide – How to Invest in Pyxis Funds II – How to Buy Shares – Same-Day Settlement – Pyxis Money Market Fund II – Institutional Class Only (Purchase)” is amended and restated as follows:

Please note that this same-day settlement procedure does not apply to the exchange of shares from other Funds, or to Same-Fund Exchanges, as defined below. The Funds and the Transfer Agent may reject any purchase order or exchange request for any reason and without prior notice.

Choosing a Share Class

Effective immediately, the following paragraph is inserted after the second paragraph on page 108 in the Prospectus under “Shareowner Guide – How to Invest in Pyxis Funds II – Choosing a Share Class – Reduced Sales Charges for Class A Shares”:

In addition, certain investors may purchase shares at no sales charge or at a reduced sales charge. For example, Class A Shares are offered at no sales charge to investors who are clients of financial intermediaries who have entered into an agreement with the Underwriter to offer Fund shares through self-directed investment brokerage accounts that do not charge transaction fees to their clients. See the SAI for a description of this and other situations in which sales charges are reduced or waived.

In addition, the first sentence of the first paragraph on page 109 of the Prospectus under “Shareowner Guide – How to Invest in Pyxis Funds II – Choosing a Share Class – Characteristics of Class B Shares” is amended and restated as follows:

Existing shareholders of Class B Shares may continue to hold their Class B Shares, reinvest dividends into Class B Shares and exchange their Class B Shares for Class B Shares of other participating Pyxis Fund portfolios or Pyxis Money Market Fund II – Retail Class, or for other classes of the same Fund (as permitted by current exchange privilege rules).

PFII PRO SUP 09/12.

Redemption of Shares

Effective immediately, references to “redemption fee” in the fourth full paragraph beginning with the sub-heading “Redemption Fee” on page 113 of the Prospectus under “Shareowner Guide – How to Invest in Pyxis Funds II – Redemption of Shares” are replaced with references to “redemption/exchange fee”.

In addition, the following sentence is added to the end of the second paragraph under the sub-heading “Redemption Fee” on page 113 of the Prospectus under “Shareowner Guide – How to Invest in Pyxis Funds II – Redemption of Shares”:

In addition, the Adviser may, at its discretion, waive a redemption/exchange fee.

In addition, the third sentence of the instructions regarding the “By telephone or the Internet” method in the chart on page 114 of the Prospectus under “Shareowner Guide – How to Invest in Pyxis Funds II – Redemption of Shares” is amended and restated as follows:

You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days) or forwarded to you by bank wire. If you would like to request that such proceeds be invested in shares of other registered, open-end investment companies advised by the Adviser and distributed by the Underwriter, please see “Exchange of Shares” below.

In addition, the second paragraph on page 115 of the Prospectus under “Shareowner Guide – How to Invest in Pyxis Funds II – Redemption of Shares – Same-Day Settlement – Pyxis Money Market Fund II – Institutional Class Only (Redemption)” is amended and restated as follows:

Please note that same-day settlement does not apply when the settlement of redemptions is delayed for the reasons noted elsewhere in this section, and does not apply to the exchange of shares into other Pyxis Funds or to Same-Fund Exchanges, as defined below.

Exchange of Shares

Effective immediately, the first eight paragraphs under “Shareowner Guide – How to Invest in Pyxis Funds II – Exchange of Shares” beginning on page 116 of the Prospectus are amended and restated as follows:

Exchange of Shares

Shareholders of a Fund may exchange their Fund shares on any business day for shares of the same share class of any series of Pyxis Funds II except Pyxis Money Market Fund II (currently, Pyxis Alpha Trend Strategies Fund, Pyxis Alternative Income Fund, Pyxis Energy and Materials Fund, Pyxis Trend Following Fund, Pyxis U.S. Equity Fund, Pyxis Core America Equity Fund, Pyxis Dividend Equity Fund, Pyxis Premier Growth Equity Fund, Pyxis Small-Cap Equity Fund, Pyxis Global Equity Fund, Pyxis International Equity Fund, Pyxis Fixed Income Fund, Pyxis Government Securities Fund, Pyxis Short-Term Government Fund, Pyxis Tax-Exempt Fund, and Pyxis Total Return Fund), or the Retail Class of shares of Pyxis Money Market Fund II, and such exchanges will be effected at the relative daily NAVs per share, plus any applicable redemption/exchange fee with respect to the exchanged shares (see “Redemption of Shares”). You can also exchange shares from Pyxis Money Market Fund II – Retail Class for Class A, Class C, Class R or Class Y shares of any other series of Pyxis Funds II, provided that you are eligible to invest in the requested share class. If you are an existing Class B shareholder, you may also exchange Retail Class shares of Pyxis Money Market Fund II for Class B shares of any other Pyxis Fund; provided, however, such exchange privilege does not apply to Retail Class shares of Pyxis Money Market Fund II derived from new investments made on or after January 29, 2007. If you do not currently have an account in the Fund into which you wish to exchange your shares, you will need to exchange enough Fund shares to satisfy such Fund’s current minimum investment account requirement. Read the Prospectus carefully before investing.

Shareholders of a Fund also may exchange their Fund shares on any business day for shares of the same share class of any series of Pyxis Funds I (currently, Pyxis Long/Short Equity Fund, Pyxis Long-Short Healthcare Fund and Pyxis Floating Rate Opportunities Fund), and such exchanges will be effected at the relative daily

NAVs per share, plus any applicable redemption/exchange fee with respect to the exchanged shares (see “Redemption of Shares”). If you do not currently have an account in the Pyxis I Funds into which you wish to exchange your shares, you will need to exchange at least $5,000 ($50 for individual retirement accounts) of Fund shares in order to satisfy Pyxis Long/Short Equity Fund and Pyxis Long/Short Healthcare Fund’s current minimum investment account requirements and at least $2,500 ($50 for individual retirement accounts) of Fund shares in order to satisfy Pyxis Floating Rate Opportunities Fund’s current minimum investment account requirement. Call 1-877- 665-1287 for the applicable prospectus, including applicable investment minimums, and read it carefully before investing.

Additionally, you can also exchange your Fund shares on any business day for shares of the RBB Money Market Fund (the “RBB Cash Fund”), a money market mutual fund advised by BlackRock Advisors, LLC. The minimum to open an account in the RBB Cash Fund is currently $1,000. Call 1-877- 665-1287 for the RBB Cash Fund prospectus, including applicable investment minimums, and read it carefully before investing.

Shareholders of the Funds, Pyxis Funds I and the RBB Cash Fund may exchange their shares for shares of the same class of any series of the Funds at the relative daily NAVs per share.

Shareholders of the Funds may exchange their shares in a class of a Fund daily for shares of a different class of the same Fund, provided that such shareholder is eligible to purchase shares of the requested class (a “Same-Fund Exchange”).

If the shares of the Funds or any Participating Fund (other than the RBB Cash Fund) that you are exchanging (the “Exchanged Shares”) are subject to a CDSC, you will not be charged that CDSC upon the exchange. However, when you sell the shares acquired through the exchange (the “Acquired Shares”), the shares sold may be subject to a CDSC, depending upon when you originally purchased the Exchanged Shares. For purposes of determining the applicability of a CDSC, the length of time you own your shares will be computed from the date of your original purchase of the Exchanged Shares (and includes the period during which the Acquired Shares were held), and the applicable CDSC will be based on the CDSC schedule of the Exchanged Shares. No CDSC is charged when you exchange your shares of the Funds into the RBB Cash Fund; however, notwithstanding any statement above to the contrary, the applicable CDSC (based on the CSDC schedule of the Exchanged Shares) will be imposed when shares are redeemed from the RBB Cash Fund and will be calculated without regard to the holding time of the RBB Cash Fund.

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Funds may reject any exchange request for any reason, including if they do not think that the exchange is in the best interests of the Funds and/or their shareholders. The Funds may also terminate your exchange privilege if the Adviser determines that your exchange activity is likely to adversely impact its ability to manage the Funds or if the Funds otherwise determine that your exchange activity is contrary to their short-term trading policies and procedures.

Except with respect to Same-Fund Exchanges, unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, an exchange is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes. With respect to Same-Fund Exchanges, a Same-Fund Exchange is not expected to result your realization of a capital gain or loss for U.S. federal income tax purposes. See “Taxation.”

To exchange via the Internet, visit the Funds’ website at http://pyxisais.com. To exchange by telephone, call 1-877-665-1287. Please have your account number and taxpayer identification number available when calling.

Taxation

Effective immediately, the first sentence of the second paragraph beginning on page 123 of the Prospectus under “Taxation” is amended and restated as follows:

If you sell, exchange or otherwise dispose of any of your shares of a Fund (including (i) exchanging them for shares of another eligible Fund (but not for shares of another class of the same Fund in a Same-Fund Exchange) as described in “Exchange of Shares” above or (ii) through a redemption), other than shares of the Pyxis Money Market Fund II, you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS

FOR FUTURE REFERENCE

PYXIS FUNDS II

Supplement dated September 5, 2012 to

Pyxis Funds II Statement of Additional Information dated February 1, 2012, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be read in conjunction with the Statement of Additional Information.

Programs for Reducing or Eliminating Sales Charges

Effective immediately, the second paragraph on page 67 of the Statement of Additional Information under “Programs for Reducing or Eliminating Sales Charges – Sponsored Arrangements” is amended and restated as follows:

Class A shares may also be purchased at a reduced or zero sales charge by (i) clients of Financial Advisors that have entered into agreements with the Underwriter or the Funds pursuant to which a Fund is included as an investment option in programs involving fee-based compensation arrangements; (ii) clients of Financial Advisors that have entered into agreements with the Underwriter pursuant to which such Financial Advisor offers Fund shares through self-directed investment brokerage accounts that do not charge transaction fees to its clients; and (iii) participants in certain retirement plans.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE